Exhibit 10.1

PROMISSORY NOTE

(SECURED BY DEED OF TRUST WITH ASSIGNMENT OF RENTS)

                                                                                                                                     Salt Lake CIty, Utah

                                                                                                         January 27, 2010

$1,000,000.00

FOR VALUE RECEIVED, the undersigned Pacific WebWorks, Inc. (“Borrower”) jointly and severally, promises to pay to the order of Principal Development LLC, a Nevada limited liability company (“Lender”), at 2157 Lincoln Street, Salt Lake City, Utah 84106, or at such other place as the holder hereof may designate, the sum of One Million Dollars ($1,000,000.00), together with interest from January 27, 2010 at the rate of seven per cent (7%) per annum on the unpaid balance, said principal and interest payable as follows:

The entire principal amount, together with all accrued interest, shall be paid in full on or before January 27, 2012.

Any payment made prior to the due date shall be applied first to the reduction of accrued interest and the balance to the outstanding principal. The final payment shall be applied first to the reduction of accrued interest and the balance to the remaining outstanding principal.

If Borrower fails to pay any amount due under this Note in the manner and at the time specified herein, or there is an Event of Default, as defined in the Deed of Trust, the entire outstanding principal balance of this Note, all accrued interest and all other evidenced obligations shall at the option of the Lender become immediately due and payable without further notice or demand and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies provided for herein or in the Deed of Trust. Interest shall accrue on the principal amount after Borrower’s failure to pay any amount under this Note in the manner and the time specified herein or after an Event of Default, as defined in the Deed of Trust at the rate of fifteen per cent (15%) per annum (the “Default Rate”).

If Borrower fails to pay any amount due under this Note in the manner or at the time specified herein, or there is an Event of Default, as defined in the Deed of Trust, Borrower shall pay all costs of collection including, without limitation, reasonable attorney’s fees and disbursements and costs and fees of appeal, all of which costs may be added to the secured obligations, together with interest thereon at the Default Rate.

The makers hereof severally waive presentment for payment, demand and notice of dishonor and nonpayment of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without submission.

This Note is secured by and entitled to the benefits and security contemplated by that certain Deed of Trust (“Deed of Trust”) made by Borrower to Lender, covering property ,with improvements thereon (the “Property”), situated in Salt Lake County, Utah, and an assignment of Rents and Leases and certain other collateral. This Note evidences, and the Deed of Trust secures, payment of the secured obligations.

This Note may not be amended or modified except by a written agreement.

This Note is to be construed and enforced in all respects in accordance with the laws of the State of Utah. If any provision hereof is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.

This obligation shall bind Borrower and, to the extent applicable, its heirs, successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.

IN WITNESS WHEREOF, Borrower, intending to be legally bound, has caused this Note to be executed as of the day, month and year first above written.

The value and consideration received is for business or investment purposes, and is not for personal, family, household, agricultural or consumer credit purposes.

PACIFIC WEBWORKS, INC.

/s/Kenneth W. Bell

Kenneth W. Bell

CEO

STATE OF UTAH

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: ss

COUNTY OF SALT LAKE

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On January 27, 2010, personally appeared before me Kenneth W. Bell personally, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/M Jeanne Ball

            NOTARY PUBLIC

[Notary Seal]